SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                           _________________________


       Date of Report (date of earliest event reported):  JUNE 20, 2003



                              PSB HOLDINGS, INC.

            (Exact name of registrant as specified in its charter)



              WISCONSIN             0-26480                 39-1804877
           (State or other     (Commission File            (IRS Employer
           jurisdiction of          Number)               Identification
           incorporation)                                     Number)


                            1905 W. STEWART AVENUE
                               WAUSAU, WI 54401

         (Address of principal executive offices, including Zip Code)

                                (715) 842-2191
              Registrant's telephone number, including area code


                   INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (C)   EXHIBITS.

            99.1  Press release dated June 20, 2003

ITEM 9.     REGULATION FD DISCLOSURE

      On June 20, 2003, PSB Holdings, Inc. issued a press release announcing a change in its dividend policy. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated in this Item 9 by reference.



                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PSB HOLDINGS, INC.



Date:  June 20, 2003          By:   SCOTT M. CATTANACH
                                    Scott M. Cattanach
                                    Treasurer









                                 EXHIBIT INDEX
                                      TO
                                   FORM 8-K
                                      OF
                              PSB HOLDINGS, INC.
                              DATED JUNE 20, 2003
                 Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. {section}232.102(d))




99.1  PRESS RELEASE DATED JUNE 20, 2003